Exhibit 99.1

Bear Stearns Commodities and Capital Goods Conference

December 8, 2005

Industrial Plant

Flat Consumer Rolled Sheet

Industrial Dross

Ingots Scrap Molten Scrap Metal

Recycler

Note: All company data is pro forma combined for the impact of the merger.

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Financial information contained herein includes results for both companies as if the merger had occurred on January 1, 2003 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains and losses and a gain from a foreign currency transaction. The above proforma information is shown for informational purposes and does not conform to Generally Accepted Accounting Principles (GAAP). Please refer to our press releases which presented our third quarter 2005 results and our full year 2004 results dated November 8 and March 15, respectively. These releases present a reconciliation of the above data to the comparable GAAP information.

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Merger Overview

The Merger

December 9, 2004

Commonwealth Industries, Inc.

Revenue: $2.4 Billion (1) Headquarters: Beachwood, OH NYSE Symbol: ARS

(1)	LTM as of September 30, 2005.

Celebrating 1 Year as Aleris Tomorrow!

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Merger Rationale

Streamlines cost structure; creates value through synergies

Leverages core competencies; transfers best practices

Enhances metal sourcing capabilities

Improves competitive position through scale and scope

Strengthens management; enables productivity improvement

Improves access to capital markets

Accelerates ability to pursue growth opportunities

Transformational

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Initial Strategy

Relentless Productivity Improvement

Implement Six Sigma culture to transform manufacturing productivity Exploit combined melting and processing technologies to lower cost Utilize scrap sourcing capabilities to reduce purchased metal cost Extend low-cost continuous cast production to higher margin products

Core Business Growth

Pursue U.S. industry acquisition opportunities Expand European recycling operations

Explore Uhrichsville integrated recycling/sheet “footprint” in China

Unique Opportunity

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Culture and Key Values

Sense of urgency—solve today’s problems today Data driven; clearly defined measures No bureaucracy Minimum layers in organization Relentless drive to be more productive in all we do Unquestionable integrity Global/international Recognize great performance

Culture Change Underway

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Aleris Transformation

Pre-Merger

Strong Hazelett casting and rotary furnace technologies

Solid customer base Distracted management Under-performing Untapped potential Capital constraints

Aleris

Rapid culture change

Upgrade management

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve product mix/metal margins

Future Goal

Revitalized businesses Higher quality business mix Double digit EBITDA margins Acquisitions

ROCE greater than cost of capital

Strong cash generation

Pre-Merger Post-Merger 2006 & Beyond

Significant Value Creation Opportunity

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Company Overview

Aleris

Business Overview

Recycling

- Recycles aluminum dross and scrap
- Major customers – Alcoa, Novelis, Arco, Century
- Driven by rigid container and common alloy sheet consumption

Spec Alloy

- Recycles and processes aluminum-based spec alloys
- Major customers – GM, Contech, DaimlerChrysler, Ford, Nissan
- Driven by aluminum usage in automotive sector

Zinc

- Recycles zinc-bearing materials to produce zinc oxide, zinc dust and zinc metal
- Major customers – Goodyear, Bridgestone, Dow Agri, Michelin, Carboline
- Driven by castings, auto sectors and galvanized steel consumption

International

- Recycles aluminum dross, scrap and magnesium
- Major customers – Alcoa, Novelis, BMW, NEMAK, DaimlerChrysler
- Driven by auto sector and packaging

Rolled Products

- Produces common alloy aluminum sheet and fabricated products
- Major customers- Alcoa Home Exteriors, Great Dane, Gentek, Ryerson
- Driven by building and construction, consumer durables, transportation





Sales $515M (Recycling and Spec Alloy)



Sales $224M (Zinc)



Sales $395M (International)



Sales $1,248M (Rolled Products)

Note: Sales are LTM as of September 30, 2005 and exclude acquisitions.

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Aleris

US Manufacturing Locations



Bedford, OH
Post Falls, ID
Cleveland, OH
Rock Creek, OH
Elyria, OH
Spokane, WA
Saginaw, MI
Uhrichsville, OH
Coldwater, MI
Ashville, OH
Wendover, UT
Beloit, WI
Friendly, WV
Chicago Hts, IL
Wabash, IN
Richmond, VA
Carson, CA
Bedford, IN
Lewisport, KY
Terre Haute, IN
Sapulpa, OK
Roxboro, NC
Morgantown, KY
Goodyear, AZ
Shelbyville, TN
Loudon, TN
= Aluminum Recycling
= Zinc
= Rolled Products
= Joint Venture
= ALSCO Sites
= Proposed Ormet Sites
= Proposed Alumitech Sites
Clarksville, TN
Houston, TX (2)
Millington, TN

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International Manufacturing Locations

Delfzijl, The Netherlands

Swansea, Wales U. K.

Grevenbroich, Germany

Töging, Germany

Stuttgart, Germany*

Pindamonhangaba, Brazil (2)

Monterrey, Mexico

= Aluminum Recycling = Zinc = Magnesium

*	Under construction, to be operational 01/01/06

Conf/gb

Key Highlights

Conversion company; limited commodity exposure Favorable long-term industry trends Leading positions in diverse and growing industries Superior low-cost business model Significant synergy realization opportunity Significant liquidity

Strong Platform for Cash Flow and Profitability Growth

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Limited Commodity Exposure

Rolled Products

Recycling

‘Pass-through’ of metal costs Conversion fee based sales model Hedging of metal purchases P&L impact of FIFO inventory

Tolling

Reduced working capital 50% of merchant shipments

Buy / sell

Utilize hedges to minimize risk

Natural Gas

Natural gas hedged with contract adjustments and forward positions

~89% hedged in 4th Quarter 2005 ~72% hedged in 1st Quarter of 2006 ~51% hedged remainder of 2006

Commodity Risk Passed to Customers or Hedged

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Favorable Industry Trends

U.S. Aluminum Supply(1)

Recycled 29%

Imports

14% Primary 57%

1983 13.6 billion pounds

Primary 25%

Imports 45%

Recycled 30%

2004 22.3 billion pounds

Aluminum Content per Vehicle(2)

(pounds)

350

274 243

166

1991 1998 2003 2010E

(1)	Source: The Aluminum Association
(2)	Source: The Aluminum Association

Recycled Aluminum Provides 95% Energy Savings and 90% Lower Capital Costs vs. Primary

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Aleris

Industry Developments

1998 – 2000

- Alcoa acquired Alumax, Golden Aluminum and Reynolds
- Pechiney acquired Ravenswood (Century)
- Wise Metals acquired Listerhill (Reynolds)
- Michigan Avenue Partners acquired McCook (Reynolds)
- MAP acquired Scottsboro (Norandal)

2001 – 2005

- '01 MAP shuttered McCook and Scottsboro
- '02 Kaiser declared bankruptcy
- '03 Alcan acquired Pechiney
- '04 Alcoa shuttered San Antonio
- '04 Alcan rolling asset spin off of "Novelis"
- '05 Aleris acquires ALSCO
- '05 Aleris announces planned closing of Carson facility
- '05 Aleris announces proposed acquisition of certain Ormet assets

North American Industry Changing

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Superior Low Cost Business Model

Scrap Spread Versus P1020 (1)

Cash Conversion Cost Index (2)

¢/lb

0 -5 -10 -15 -20 -25

Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05

Index

1.00 0.75 0.50 0.25 0.00

Direct Chill Continuous Casting

MRO Utilities Labor

—Scrap spread advantage —Rotary furnace technology

(1)	Source: CMMC (2) Management estimate

Best-in-Class Melting and Rolling Technologies

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Merger Improves Relative Scrap Spreads

Moving upstream to acquire more customer/industrial scrap directly Expanded plant network provides favorable freight dynamics Acquiring wider basket of scrap types Better management of supply chain Productivity initiatives to improve net molten metal cost

Aggressively Institutionalizing Additional Advantage

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Merger Synergy Summary

($M)

YTD

Targets Annualized

Area Original May Savings (1)

Metal Sourcing $5 $6 $2

Non-Metals Purchasing 5 7 5

Manufacturing 5 10 8

Shared Services 10 12 17

Total $25 $35 $32

Actions

Freight/scrap mix optimization

Collect more customer scrap

Staff reductions

Casualty/property insurance

Travel

Staff reductions

Lewisport/Ohio improvements

Six Sigma

Sinclair initiatives

Staff reductions

IT

Interest expense

Leases

Target Raised to $35M

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Recent Developments

Recycling Recent Acquisitions

($M) Tomra Latasa Reciclagem Pending Alumitech Acquisition

Products Collects and recycles UBC’s, aluminum dross and class scrap Recycles dross and salt cake

Capacity 88M pounds 300M pounds of dross and 200M pounds of salt cake

Locations Rio de Janeiro, Sao Paulo and Pinda, Brazil Cleveland, OH; Wabash, IN; Friendly, WV

Customers Novelis and Rexam Wabash, Alcoa, Novelis

Sales (1) $55M $44M

EBITDA (1) $5M $5M

Purchase Price $19M $29M

Expected Synergies $2M $3M

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Rolled Products Recent Acquisitions

($M) ALSCO Metals Corporation Pending Ormet Asset Acquisition

Products Manufactures sheet, specialty coil and fabricated products Tread and “brite” sheet, common alloy sheet, specialty aluminum blanks, RSI

Capacity 190M pounds of sheet 125M pounds of sheet (3), 170M pounds recycling capacity, 30M pounds of specialty blanks

Locations Richmond, VA; Ashville, OH; Raleigh, NC; Roxboro, NC and Beloit, WI Friendly, WV; Terre Haute, IN

Customers Norandex, Lansing Building Products, Senox Corporation Samuel Sons, Reliance, Metals USA, United

Sales (1) $287M $200M (3)

EBITDA (1) $23M $30M (2)

Purchase Price $145M $100M (4)

Expected Synergies $14M $0M

(1)	Sales & EBITDA are estimated LTM as of September 30, 2005. (2) Management estimate of operating income

(3) Management estimated run rate of production and sales; previously 375 – 400 million pounds of production (4) Includes preliminary working capital adjustment

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Aleris

Strategic Rationale

Tomra Latasa Reciclagem

- Secures position in Brazil
- Access to UBC metal units
- Strengthens core business
- Additional manufacturing capabilities

ALSCO Metals Corporation

- Opportunity to optimize operations
- Metal sourcing and processing opportunities
- Eliminates redundant SG&A

Carson Closure

- Process limitations & high cost structure
- Constrained equipment capabilities
- Misaligned customer base (shipping product East)
- Significant interest in California real estate

Pending Ormet Asset Acquisition

- Product diversification
- Improved asset utilization at Lewisport
- Complementary recycling assets
- Asset deal; no legacy costs

Pending Alumitech Acquisition

- Experienced management team
- Expertise in salt cake recovery
- Broadens processing capabilities and customer base

Aleris Strategy Unfolding

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Aleris Financial Summary

Recent Performance

($M) 3Q YTD

2005 2004 2004 2003

Reported

Revenue $1,804 $854 $1,227 $892

EBITDA 152 46 47 48

EPS ($/share) 2.55 0.18 (1.51) (0.06)

Proforma excluding special items (1)

Revenue $1,804 $1,667 $2,245 $1,690

EBITDA 175 93 131 79

EPS ($/share) 3.11 0.55 0.84 (0.14)

(1) Includes results for both companies as if the merger had occurred on January 1, 2003 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains and losses and a gain from a foreign currency transaction. The above proforma information is shown for informational purposes and does not conform to Generally Accepted Accounting Principles (GAAP). Please refer to our press releases which presented our third quarter 2005 results and our full year 2004 results dated November 8 and March 15, respectively. These releases present a reconciliation of the above data to the comparable GAAP information.

Rolled Products Key Driver of Results

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Rolled Products Metal Margin Performance

2003 2004 2005

Priced product at premium to market Lost significant sales volume

Re-priced product to re-gain share lost Committed significant volume Missed opportunity to realize price increases Obtained 2H 04 price increase support

New 2005 market based contracts in place

M Lbs. (1)

1,200 1,000 800 600 400 200 0

1999 2000 2001 2002 2003 2004 3Q05 YTD

1,023 1,006 967 905 930 801 775 $/lb.

0.52 0.50 0.48 0.46 0.44 0.42 0.40 0.38 0.36 0.34 0.32 0.30

Shipments Metal Margin

(1)	Volumes annualized

3Q05 YTD Margins at Historical Highs

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3Q05 YTD EBITDA Variance Analysis vs. Last Year (1)

($ M—Pro Forma) $175.4

$93.2 $61.6

$14.8 $0.2 $4.6 $1.0

(1)

4YTD

3Q04 YTD Price/Inflation Volume/Mix Productivity/Synergies Foreign Exchange Other 3Q05 YTD

Excludes special items Price/Inf

Price/Inflation, Volume/Mix and Productivity/Synergies All Positive

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Financial Summary

($ M)

Sales (1), (3) Adjusted EBITDA(1), (2), (3)

2,382 2,245

1,837

1,710 1,466 1,516

3,000 2,500 2,000 1,500 1,000 500 0

2000 2001 2002 2003 2004 3Q05

LTM

214

132 114

81 78 54

250 200 150 100 100 50 0

2000 2001 2002 2003 2004 3Q05

LTM

(1)	Pro forma
(2)	Adjusted for merger and one-time items (3) Excludes acquisitions

Achieving New Levels of Profitability

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Capex

($M)

Historical and Forecast Capital Expenditures

2001 2002 2003 2004 2005F (1) 2006F (1)

Capital Expenditures $18.7 $35.3 $36.9 $44.8 $55-$58 $55-$60

Key Projects

2004—Stuttgart recycling plant $7.2M 2005F—Stuttgart completion $17.4M

Ongoing maintenance spending approximately $40—$45M including Tomra and ALSCO

2006F includes one-time capital to effect Carson closing and pending Ormet transaction

(1)	Excludes acquisitions

Opportunity to Lower Maintenance Capital via Sinclair Initiative

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Cash & Debt Summary

($M—Pro Forma) 2004 2005

Sep 30

Dec 31 Sep 30 Pro Forma

Cash $18 $64 $17

Revolver 51 0 230

9% Sr Unsecured Notes 125 125 125

10 3/8% Sr Secured Notes 209 208 208

IRB Bonds 19 19 19

VAW-IMCO 8 21 21

Total Debt $412 $373 $603

Total Net Debt $394 $309 $586

Credit Statistics

LTM EBITDA $131 $214 $277(2)

Debt to EBITDA 3.1 1.7 2.2

Net Debt to EBITDA 3.0 1.5 2.1

Liquidity $193 $324 $115

(1) Pro Forma for acquisition of Tomra, ALSCO and pending Ormet and Alumitech acquisitions excluding synergies (2) Includes management estimate of Ormet operating income of $30M

Ample Liquidity

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4Q05 Outlook

November 8, 2005 guidance of $3.80—$3.90 adjusted earnings per share Synergy capture continues Favorable scrap spreads and material margins in Rolled Products Customer inventory destocking ending Zinc prices near 15 year high Restructuring charges estimated at $25 million for Carson shut-down

Completing an Outstanding Year!

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2006 Highlights

US GDP continues at moderate rate, approximately 3% Hurricanes could favorably impact volume and scrap spreads New German recycling production ramps up in 1Q

Merger synergies/productivity provides further savings Acquisitions accretive to earnings Announced energy related price increases effective in 2006 Estimated cash tax rate at 20%; book rate estimated at 35%

Potential for Another Strong Year for Aleris

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